SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        --------------------------------

                    Date of Report
                    (Date of earliest
                    event reported):          March 1, 2000


                                LADISH CO., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Wisconsin                  0-23539                    31-1145953
   ---------------           ----------------           -------------------
   (State or other           (Commission File              (IRS Employer
   jurisdiction of               Number)                Identification No.)
    Incorporation)


                             5481 S. Packard Avenue
                             Cudahy, Wisconsin 53110
             ------------------------------------------------------
           (Address of principal executive offices including zip code)



                                 (414) 747-2611
                        --------------------------------
                         (Registrant's telephone number)



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ITEM 5.   OTHER EVENTS

          On February 20, 2000, the International Association of Machinists and Aerospace Workers ("IAMAW") Local #862 which represents approximately one-third of the workforce at Registrant's Wisconsin facility rejected the tentative agreement reached by the IAMAW bargaining committee and the Registrant. As of the date of this filing, the Registrant continues to operate its Wisconsin facility with its other hourly and salary workforce while it seeks a resolution of the contract issues with the IAMAW. At this time the Registrant cannot predict the duration of the IAMAW work stoppage or whether it will have a material impact on the financial results of the Registrant.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)   None.

          (b)   None.

          (c)   None.



          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                  LADISH CO., INC.



                                  By:   /s/ Wayne E. Larsen
                                     -----------------------------------------
                                        Wayne E. Larsen
                                        Vice President Law/Finance & Secretary



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